UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

Select Income REIT

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See the reverse side of this notice to obtain proxy materials and voting instructions. M85227-Z64814 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. SELECT INCOME REIT Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 13, 2015. SELECT INCOME REIT TWO NEWTON PLACE 255 WASHINGTON STREET, SUITE 300 NEWTON, MA 02458 Meeting Information Meeting Type: Annual For holders as of: January 21, 2015 Date: May 13, 2015 Time: 9:30 a.m., local time Location: Select Income REIT Two Newton Place 255 Washington Street, Suite 100 Newton, MA 02458 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods M85228-Z64814 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. How to View Online: Have the information that is printed in the box marked by the arrow .XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 29, 2015, to facilitate timely delivery. How to Request and Receive a PAPER or E-MAIL Copy for the 2015 Annual Meeting of Shareholders and for Shareholder Meetings in the Future: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow .XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Vote in Person: Shareholders of record of the company as of January 21, 2015, or their duly authorized proxies are entitled to vote in person at the meeting. At the meeting, you will need to request a ballot to vote these shares. To obtain directions for the annual meeting, please call 617-796-8320. Authorize Your Proxy by Internet: To authorize a proxy to submit your vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow .XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Authorize Your Proxy by Telephone or by Mail: You can authorize a proxy to submit your vote by telephone or by mail by requesting a paper copy of the materials, which will include a proxy card with instructions. The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com.

Voting Items M85229-Z64814 The Board of Trustees Recommends a Vote FOR the Nominee for Trustee in Proposal 1. The Board of Trustees Recommends You Vote FOR Proposal 2. The Board of Trustees Recommends You Vote 3 YEARS in Proposal 3. The Board of Trustees Recommends You Vote FOR Proposal 4. 1. Election of Trustee. 2. Advisory vote to approve named executive officer compensation. 3. Advisory vote on the frequency of shareholder votes to approve named executive officer compensation. 4. Ratification of the appointment of Ernst & Young LLP as independent auditors for the 2015 fiscal year. Nominee (for Independent Trustee in Class III): William A. Lamkin

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